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                                                                 Exhibit 10(h)

                         1991 LONG-TERM INCENTIVE PLAN
                      (as amended as of February 28, 1996)

ARTICLE I

GENERAL

1.1  Purpose
     -------

  The purposes of the 1991 Long-Term Incentive Plan ("Plan") for eligible employees of Westinghouse Electric Corporation ("Corporation") and its Subsidiaries (the Corporation and its Subsidiaries severally and collectively referred to in the Plan as the "Company") are to foster and promote the long-term financial success of the Company and materially increase stockholder value by (i) attracting and retaining employees of outstanding ability, (ii) strengthening the Company's capability to develop, maintain and direct a high performance team, (iii) motivating employees, by means of performance-related incentives, to achieve long-range performance goals, (iv) providing incentive compensation opportunities competitive with those of other major companies and
(v) enabling employees to participate in the long-term growth and financial success of the Company.

1.2  Administration
     --------------

(a) The Plan shall be administered by a committee of the Board of Directors of the Corporation ("Committee") which shall consist


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of three or more members.  The members shall be appointed by the Board of
Directors, and any vacancy on the Committee shall be filled by the Board of Directors.

     The Committee shall keep minutes of its meetings and of any action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present shall be the acts of the Committee. Any action that may be taken at a meeting of the Committee may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the members of the Committee. The Committee shall make appropriate reports to the Board of Directors concerning the operations of the Plan.

(b) Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (i) to select in accordance with Section 1.3 persons who shall participate in the Plan ("Participant" or "Participants") (including the right to delegate authority to select Participants); (ii) to make Awards and payments in such forms and amounts as it shall determine, including the right to delegate authority to make Awards within limits approved by the Committee; (iii) to impose such limitations, restrictions, terms and conditions upon such Awards as the Committee or its authorized delegates shall deem appropriate; (iv) to interpret the Plan and the terms of any document relating to the Plan and to adopt, amend and rescind





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administrative guidelines and other rules and regulations relating to the Plan;
(v) to amend or cancel an existing Award in whole or in part (including the right to delegate authority to amend or cancel an existing Award in whole or in part within limits approved from time to time by the Committee), except that the Committee and its authorized delegates may not, unless otherwise provided in the Plan, or unless the Participant affected thereby consents, take any action under this clause that would adversely affect the rights of such Participant with respect to the Award, and except that the Committee and its authorized delegates may not take any action to amend any outstanding Option under the Plan in order to decrease the Option Price under such Option or to cancel and replace any such Option with an Option with a lower Option Price;
and (vi) to make all other determinations and to take all other actions necessary or advisable for the interpretation, implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons.

(c) The Committee shall act with respect to the Plan on behalf of the Corporation and on behalf of any subsidiary issuing stock under the Plan, subject to appropriate action by the board of directors of any such Subsidiary. All expenses associated with the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries and operating units as it deems appropriate.





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1.3  Selection for Participation
     ---------------------------

  Participants selected by the Committee or its authorized delegates shall be Eligible Persons as defined below. "Eligible Persons" are persons who are employees of the Company ("Employee" or "Employees") or, in the event of death while an Employee, his or her estate. In making this selection and in determining the form and amount of Awards, the Committee may give consideration to the functions and responsibilities of the Eligible Person, his or her past, present and potential contributions to the Company and other factors deemed relevant by the Committee.

1.4  Types of Awards under Plan
     --------------------------

  Awards ("Awards") under the Plan may be in the form of any one or more of the following: (i) Non-statutory Stock Options ("NSOs" or "Options"), as described in Article II, (ii) Stock Appreciation Rights ("SARs") and Limited Stock Appreciation Rights ("Limited Rights"), as described in Article III, (iii) Performance Awards ("Performance Awards") as described in Article IV, and (iv) Restricted Stock ("Restricted Stock") as described in Article V.





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1.5  Shares Subject to the Plan
     --------------------------

  Shares of stock issued under the Plan may be in whole or in part authorized and unissued or treasury shares of the Corporation's common stock, par value $1.00 ("Common Stock"), or "Formula Value Stock" as defined in Section 8.12(d) (Common Stock and Formula Value Stock severally and collectively referred to in the Plan as "Stock").

  The maximum number of shares of Stock which may be issued for all purposes under the Plan shall be 21,500,000.

  Except as otherwise provided below, any shares of Stock subject to an Option or other Award which is canceled or terminates without having been exercised shall again be available for Awards under the Plan. Shares subject to an option canceled upon the exercise of an SAR shall not again be available for Awards under the Plan except to the extent the SAR is settled in cash. To the extent that an Award is settled in cash, shares of Stock subject to that Award shall again be available for Awards. Shares of Stock tendered by a Participant or withheld by the Company to pay the exercise price of an Option or to satisfy the tax withholding obligations of the exercise or vesting of an Award shall be available again for Awards under the Plan. Shares of Restricted Stock forfeited to the Company in accordance with the Plan and the terms of the particular Award shall be available again for Awards under the Plan.





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  No fractional shares shall be issued, and the Committee shall determine the manner in which fractional share value shall be treated.

ARTICLE II
STOCK OPTIONS

2.1  Award of Stock Options
     ----------------------

  The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to any Participant Options to purchase Stock.

  The Committee may provide with respect to any option to purchase Stock that, if the Participant, while an Eligible Person, exercises the option in whole or in part using already-owned Stock, the Participant will, subject to this
Section 2.1 and such other terms and conditions as may be imposed by the Committee, receive an additional option ("Reload Option"). The Reload Option will be to purchase, at Fair Market Value as of the date the original option was exercised, a number of shares of Stock equal to the number of whole shares used by the Participant to exercise the original option. The Reload Option will be exercisable only between the date of its grant and the date of expiration of the original option.





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  A Reload Option shall be subject to such additional terms and conditions as the Committee shall approve, which terms may provide that the Committee may cancel the Participant's right to receive the Reload Option and that the Reload Option will be granted only if the Committee has not canceled such right prior to the exercise of the original option. Such terms may also provide that, upon the exercise by a Participant of a Reload Option while an Eligible Person, an additional Reload Option will be granted with respect to the number of whole shares used to exercise the first Reload Option.

2.2  Stock Option Agreements
     -----------------------

  The award of an option shall be evidenced by a written agreement ("Stock Option Agreement") in such form and containing such terms and conditions as the Committee may from time to time determine.

2.3  Option Price
     ------------

  The purchase price of Stock under each Option ("Option Price") shall be not less than the Fair Market Value of such Stock on the date the Option is awarded.

2.4  Exercise and Term of Options
     ----------------------------

(a) Except as otherwise provided in the Plan, Options shall become exercisable at such time or times as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.





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(b)  The Committee shall establish procedures governing the exercise of options and shall require that notice of exercise be given. Stock purchased on exercise of an option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so provided by the Committee (i) through the delivery of shares of Stock which are then outstanding and which have a Fair Market Value on the date of exercise equal to the exercise price, (ii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iii) by any combination of the permissible forms of payment.

2.5  Termination of Eligibility
     --------------------------

  In the event the Participant is no longer an Eligible Person and ceased to be such as a result of termination of service to the Company with the consent of the Committee or as a result of his or her death, retirement or disability, each of his or her outstanding Options shall be exercisable by the Participant (or his or her legal representative or designated beneficiary), to the extent that such Option was then exercisable, at any time prior to an expiration date established by the Committee at the





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time of award, but in no event after such expiration date.  In the event an
Award is made to the estate of a person who died while an Employee, each outstanding Option held by such estate shall be exercisable by the estate (or the distributee of said estate) at any time prior to an expiration date established by the Committee at the time of award. If the Participant ceases to be an Eligible Person for any other reason, all of the Participant's then outstanding Options shall terminate immediately.

ARTICLE III
STOCK APPRECIATION RIGHTS AND LIMITED RIGHTS

3.1  Award of Stock Appreciation Right
     ---------------------------------

(a) An SAR is an Award entitling the recipient on exercise to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Stock value.

(b) In general, an SAR entitles the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted.





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(c)  SARs may be granted in tandem with options granted under the Plan ("Tandem
SARS") or independently of Options ("Independent SARs"). An SAR granted in tandem with an NSO may be granted either at or after the time the option is granted.

(d) SARs awarded under the Plan shall be evidenced by either a Stock Option Agreement (when SARs are granted in tandem with an Option) or a separate agreement between the Company and the Participant.

(e) Except as otherwise provided herein, a Tandem SAR shall be exercisable only at the same time and to the same extent and subject to the same conditions as the option related thereto is exercisable, and the Committee may prescribe additional conditions and limitations on the exercise of the SAR. The exercise of a Tandem SAR shall cancel the related Option. Tandem SARs may be exercised only when the Fair Market Value of Stock to which it relates exceeds the Option Price.

(f) Except as otherwise provided herein, an Independent SAR will become exercisable at such time or times, and on such conditions, as the Committee may specify, and the Committee may at any time accelerate the time at which all or any part of the SAR may be exercised.





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  The Committee may provide, under such terms and conditions as it may deem appropriate, for the automatic grant of additional SARs upon the full or partial exercise of an Independent SAR.

  Any exercise of an Independent SAR must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

(g) Except as otherwise provided herein, all SARs shall automatically be exercised on the last trading day prior to the expiration date established by the Committee at the time of the award for the SAR, or, in the case of a Tandem SAR, for the related Option, so long as exercise on such date will result in a payment to the Participant.

(h) Unless otherwise provided by the Committee, no SAR shall become exercisable or shall be automatically exercised for six months following the date on which it was granted.

(i) At the time of award of an SAR, the Committee may limit the amount of the payment that may be made to a Participant upon the exercise of the SAR. The Committee may further determine that, if the amount to be received by a Participant in any year is limited pursuant to this provision, payment of all or a portion of the amount that is unpaid as a result of the limitation may be





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made to the Participant at a subsequent time.  No such limitation shall require a Participant to return to the Company any amount theretofore received by him or her upon the exercise of an SAR.

(j) Payment of the amount to which a Participant is entitled upon the exercise of an SAR shall be made in cash, Stock, or partly in cash and partly in Stock, as the Committee shall determine. To the extent that payment is made in Stock, the shares shall be valued at their Fair Market Value on the date of exercise of the SAR.

(k) Each SAR shall expire on a date determined by the Committee or earlier upon the occurrence of the first of the following: (i) in the case of a Tandem SAR, termination of the related option, (ii) expiration of a period of six months after the Participant's ceasing to be an Eligible Person as a result of termination of service to the Company with the consent of the Committee or as a result of his or her death, retirement or disability, or (iii) the Participant ceasing to be an Eligible Person for any other reason.

3.2  Limited Rights
     --------------

(a)  The Committee may award Limited Rights pursuant to the provisions of this
Section 3.2 to the holder of an Option to purchase Common Stock granted under the Plan (a "Related Option") with respect to all or a portion of the shares subject to the





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Related Option.  A Limited Right may be exercised only during the period beginning on the first day following a Change in Control, as defined in Section
7.2 of the Plan, and ending on the thirtieth day following such date. Each Limited Right shall be exercisable only to the same extent that the Related Option is exercisable, and in no event after the termination of the Related Option. In no event shall a Limited Right be exercised during the first six months after the date of grant of the Limited Right. Limited Rights shall be exercisable only when the Fair Market Value (determined as of the date of exercise of the Limited Rights) of each share of Common Stock with respect to which the Limited Rights are to be exercised shall exceed the Option Price per share of Common Stock subject to the Related option.

(b) Upon the exercise of Limited Rights, the Related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised. Upon the exercise or termination of the Related Option, the Limited Rights with respect to such Related Option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated.





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(c)  The effective date of the grant of a Limited Right shall be the date on which the Committee approves the grant of such Limited Right. Each grantee of a Limited Right shall be notified promptly of the grant of the Limited Right in such manner as the Committee shall prescribe.

(d) Upon the exercise of Limited Rights, the holder thereof shall receive in cash an amount equal to the product computed by multiplying (i) the excess of
(a) the higher of (x) the Minimum Price Per Share (as hereinafter defined), or
(y) the highest reported closing sales price of a share of Common Stock on the New York Stock Exchange at any time during the period beginning on the sixtieth day prior to the date on which such Limited Rights are exercised and ending on the date on which such Limited Rights are exercised, over (b) the Option Price per share of Common Stock subject to the Related Option, by (ii) the number of shares of Common Stock with respect to which such Limited Rights are being exercised.

(e) For purposes of this Section 3.2, the term "Minimum Price Per Share" shall mean the highest gross price (before brokerage commissions and soliciting dealers' fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution upon liquidation or otherwise) in any Change in Control which is in effect at any time during the period beginning on the sixtieth day prior to the date on which such





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Limited Rights are exercised and ending on the date on which such Limited
Rights are exercised. For purposes of this definition, if the consideration paid or to be paid in any such Change in Control shall consist, in whole or in part, of consideration other than cash, the Board shall take such action, as in its judgement it deems appropriate, to establish the cash value of such consideration.

ARTICLE IV
PERFORMANCE AWARDS

4.1  Nature of Performance Awards
     ----------------------------

  A Performance Award provides for the recipient to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance (including corporate stock performance), departmental performance or any other category of performance deemed by the Committee to be important to the success of the Company. The Committee shall determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award. Regardless of the degree to which Performance Goals are attained, a Performance Award shall be paid only when, if and to the extent that the Committee determines to make such payment.





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4.2  Other Awards Subject to Performance Condition
     ---------------------------------------------

  The Committee may, at the time any Award described in this Plan is granted, impose the condition (in addition to any conditions specified or authorized in the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

ARTICLE V
RESTRICTED STOCK

5.1  Award of Restricted Stock
     -------------------------

  The Committee may award to any Participant shares of Stock subject to this
Article V and such other terms and conditions as the Committee may prescribe, such Stock referred to herein as "Restricted Stock."

  Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by him or her, together with a stock power endorsed in blank, with the Corporation.

5.2  Restricted Stock Agreement
     --------------------------

  Shares of Restricted Stock awarded under the Plan shall be evidenced by a written agreement in such form and containing such terms and conditions as the Committee may determine.





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5.3  Restriction Period
     ------------------

  At the time of award, there shall be established for each Participant a "Restriction Period" of such length as shall be determined by the Committee. The Restriction Period may be waived by the Committee. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Subject to such restriction on transfer, the Participant as owner of such shares of Restricted Stock shall have the rights of the holder of such Restricted Stock, except that the Committee may provide at the time of the Award that any dividends or other distributions paid on such Stock during the Restriction Period shall be accumulated and held by the Company and shall be subject to forfeiture under
Section 5.4.

  Upon the expiration or waiver by the Committee of the Restriction Period, the Corporation shall redeliver to the Participant (or his or her legal representative or designated beneficiary) the shares deposited pursuant to
Section 5.1.

5.4  Termination of Eligibility
     --------------------------

  In the event the Participant is no longer an Eligible Person and ceased to be such as a result of termination of service to the Company with the consent of the Committee, or as a result of his or her death, retirement or disability, the restrictions imposed under this Article V shall lapse with respect to such





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number of shares theretofore awarded to him or her as shall be determined by the Committee. All other shares of Restricted Stock theretofore awarded to him or her which are still subject to restrictions, along with any dividends or other distributions thereon that have been accumulated and held by the Company, shall be forfeited, and the Corporation shall have the right to complete the blank stock power.

  In the event the Participant ceases to be an Eligible Person for any other reason, all shares of Restricted Stock theretofore awarded to him or her which are still subject to restrictions, along with any dividend or other distributions thereon that have been accumulated and held by the Company, shall be forfeited, and the Corporation shall have the right to complete the blank stock power.

ARTICLE VI
DEFERRAL OF PAYMENTS

6.1  Deferral of Amounts
     -------------------

  If the Committee makes a determination to designate Awards or, from time to time, groups or types of Awards, eligible for deferral hereunder, a Participant may, subject to such terms and conditions and within such limits as the Committee may from time to time establish, elect to defer the receipt of amounts due to him or her under the Plan. Amounts so deferred are referred to





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herein as "Deferred Amounts."  The Committee may also permit amounts now or hereafter deferred or available for deferral under any present or future incentive compensation program or deferral arrangement of the Company to be deemed Deferred Amounts and to become subject to the provisions of this Article. Awards which are so deferred will be deemed to have been awarded in cash and the cash deferred as Deferred Amounts.

  The period between the date on which the Participant's Deferred Amount would have been payable absent deferral and the final payment of such Deferred Amount shall be referred to herein as the "Deferral Period."

6.2  Investment During Deferral Period
     ---------------------------------

  Unless otherwise determined by the Committee, and subject to such changes as the Committee may determine, the Deferred Amount will be treated during the Deferral Period as if it were invested in putative convertible debentures with a fixed interest rate, compounded annually, for the entire Deferral Period. For purposes of determining the value of the Deferred Amount at the time of payment, each putative debenture will be deemed to be convertible into Common Stock at a conversion rate computed by reference to the Fair Market Value of the Common Stock on the last trading day prior to the regular January meeting of the Board of Directors on or preceding the date of deferral. Payment





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of Deferred Amounts may be made in cash, Stock, or partly in cash and partly in
Stock, in the Committee's sole discretion.

6.3  Participant Reports
     -------------------
  Annually, each Participant who has a Deferred Amount will receive a report setting forth all of his or her then Deferred Amounts and the yield thereon to date.

6.4  Payment of Deferred Amounts
     ---------------------------

  Payment of Deferred Amounts will be made at such time or times, and may be in cash, Stock, or partly in cash and partly in Stock, as the Committee shall from time to time determine. The limitations respecting the issuance of Stock or other limitations on aggregate awards payable contained in the Annual Performance Plan of the Corporation, Article XVI of the by-laws of the Corporation, the 1974 Stock Option Plan, the 1979 Stock Option and Long-Term Incentive Plan, the 1984 Long-Term Incentive Plan, the Plan and in any plan hereafter adopted by the stockholders shall be limitations applicable to the payment of any Deferred Amounts under this Article VI.

6.5  Alternative Valuation Election
     ------------------------------

  Unless otherwise determined by the Committee, a Participant may, at a time established by the Committee, but prior to such Participant's ceasing to be an Eligible Person, elect to establish the ultimate payable value of each Deferred Amount by





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reference to the Fair Market Value of the Common Stock as of the day on which an alternate valuation election is received by the corporation in accordance with procedures established by the Committee.

  Notwithstanding the establishment of the ultimate payable value resulting from the alternate valuation election by the Participant, the yield will continue as though no such election had been made and will continue to be subject to the limitations set forth in Section 6.2, and Deferred Amounts and the yield thereon will be paid as otherwise provided in this Article.

ARTICLE VII
CHANGES IN CONTROL

7.1  Effect of Change in Control
     ---------------------------

  Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control, as defined in Section 7.2: (i) all Options and, subject to the exercise provisions of Section 3.2(a) of the Plan, Limited Rights, but not SARS, outstanding and unexercised on the date of the Change in Control shall become immediately exercisable; (ii) all Performance Awards shall be deemed to have been earned on such basis as the Committee may prescribe and then paid on such basis, at such time and in such form as the Committee may prescribe, or deferred in accordance with the elections of Participants; (iii) all





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Restricted Stock shall be deemed to be earned and the Restriction Period shall be deemed expired on such terms and conditions as the Committee may determine; and (iv) all amounts deferred under this Plan shall be paid to a trustee or otherwise on such terms as the Committee may prescribe or permit.

7.2  Definition of Change in Control
     -------------------------------

  The term "Change in Control" means the occurrence of one or more of the following events: (a) there shall be consummated (i) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or (b) the stockholders of the Corporation shall approve any plan or proposal for the liquidation or dissolution of the Corporation, or (c) (i) any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity shall purchase any Common Stock of the Corporation (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant





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to a tender offer or exchange offer, unless, prior to the making of such purchase of Common Stock (or securities convertible into Common Stock), the Board shall determine that the making of such purchase shall not constitute a Change in Control, or (ii) any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall be the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty percent or more of the combined voting power of the Corporation's then outstanding securities ordinarily (and apart from any rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control, or (d) at any time during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board shall cease for any reason to constitute at least a majority thereof, unless the election or nomination for election of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.





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ARTICLE VIII
GENERAL PROVISIONS

8.1  Non-Transferability
     -------------------

  No Option, SAR, Performance Award or share of Restricted Stock or Deferred Amount under the Plan shall be transferable by the Participant other than by will or the applicable laws of descent and distribution. All Awards and Deferred Amounts shall be exercisable or received during the Participant's lifetime only by such Participant or his or her legal representative. Any transfer contrary to this Section 8.1 will nullify the option, SAR, Performance Award or share of Restricted Stock, and any attempted transfer of a Deferred Amount contrary to this Section 8.1 will be void and of no effect.

8.2  Beneficiaries
     -------------

  The Committee may establish procedures not inconsistent with Section 8.1 under which a Participant may designate a beneficiary or beneficiaries to receive amounts due under an Award or with respect to Deferred Amounts in the event of the Participant's death.

8.3  Adjustments Upon Changes in Stock
     ---------------------------------

  If there shall be any change in the Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split up, dividend in kind or other change in the corporate structure or distribution to the





LAW2:8011                                                             -24-
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
stockholders, appropriate adjustments may be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options or which may be issued under outstanding Performance Awards or Awards of Restricted Stock. Appropriate adjustments may also be made by the Board of Directors or the Committee in the terms of any Awards under the Plan to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of Performance Periods.

8.4  Conditions of Awards
     --------------------

(a) The rights of a Participant with respect to any Award received under this Plan shall be subject to the conditions that, until the Participant has fully received all payments, transfers and other benefits under the Award, he or she shall (i) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company and (ii) be available, unless he or she shall have died, at reasonable times for consultations at the request of the Company's management with respect to phases





LAW2:8011                                                             -25-
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
of the business with which he or she is or was actively connected during his or her employment, but such consultations shall not (except in the case of a Participant whose active service was outside the United States) be required to be performed at any place or places outside of the United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that either of the above conditions is not fulfilled, the Participant shall forfeit all rights to any unexercised option or SAR, or any Performance Award or Stock held which has not yet been determined by the Committee to be payable or unrestricted (and any unpaid amounts equivalent to dividends or other distributions or amounts equivalent to interest relating thereto) as of the date of the breach of condition. Any determination by the Board of Directors of the Corporation, which shall act upon the recommendation of the Chief Executive Officer, that the Participant is, or has, engaged in a competitive business or activity as aforesaid or has not been available for consultations as aforesaid shall be conclusive.

(b)  This Section 8.4 shall not apply to Limited Rights.

8.5  Use of Proceeds
     ---------------

  All cash proceeds from the exercise of options shall constitute general funds of the Company.





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8.6  Tax Withholding
     ---------------

  The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

     In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement. In the alternative, the Committee may, at the time of grant of any such Award, require that the Company withhold from any shares to be delivered Stock with a value calculated to satisfy applicable tax withholding requirements.

8.7  Non-Uniform Determinations
     --------------------------

  The Committee's determinations under the Plan, including without limitation,
(i) the determination of the Participants to receive Awards, (ii) the form, amount, timing and payment of such





LAW2:8011                                                             -27-
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
Awards, (iii) the terms and provisions of such Awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

8.8  Leaves of Absence; Transfers
     ----------------------------

  The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect to any leave of absence from the Company granted to a Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall be treated as if the Participant ceased to be an Employee and (ii) the impact, if any, of any such leave of absence on Awards under the Plan. In the event a Participant transfers within the Company, such Participant shall not be deemed to have ceased to be an Employee for purposes of the Plan.

8.9  General Restriction
     -------------------

(a) Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of shares of Stock upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement by the Participant with respect thereto, is





LAW2:8011                                                             -28-
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
necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free from any conditions not acceptable to the Committee.

(b) Shares of Common Stock for use under the provisions of this Plan shall not be issued until they have been duly listed, upon official notice of issuance, upon the New York Stock Exchange and such other exchanges, if any, as the Board of Directors of the Corporation shall determine, and a registration statement under the Securities Act of 1933 with respect to such shares shall have become, and be, effective.

8.10 Effective Date
     --------------

  The Plan shall be deemed effective as of December 4, 1991.

  No Award may be granted under the Plan after the Plan is terminated pursuant to Section 8.11, but Awards previously made may extend beyond that date and Reload Options and additional Reload Options provided for with respect to original options outstanding prior to that date may continue unless the Committee otherwise provides and subject to such additional terms and conditions as the Committee may provide, and the provisions of Article VI of the Plan shall survive and remain effective as to





LAW2:8011                                                             -29-
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
all present and future Deferred Amounts until such later date as the Committee or the Board of Directors shall determine.

  The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for employees.

8.11 Amendment, Suspension and Termination of Plan
     ---------------------------------------------

  The Board of Directors may at any time or times amend the Plan for any purpose which may at the time be permitted by law, or may at any time suspend or terminate the Plan as to any further grants of Awards.

8.12 Certain Definitions
     -------------------

(a) Unless otherwise determined by the Committee, the terms "retirement" and "disability" as used under the Plan shall be construed by reference to the provisions of the Westinghouse Pension Plan or other similar plan or program of the Company applicable to a Participant.

(b) The term "Fair Market Value" as it relates to Common Stock means the mean of the high and low prices of the Common Stock as reported by the Composite Tape of the New York Stock Exchange (or such successor reporting system as shall be selected by the Committee) on the relevant date or, if no sale of the Common Stock shall have been reported for that day, the average of such





LAW2:8011                                                             -30-
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
prices on the next preceding day and the next following day for which there were reported sales. The term "Fair Market Value" as it relates to Formula Value Stock shall mean the value determined by the Committee.

(c) The term "Subsidiary" shall mean, unless the context otherwise requires, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the corporation if each of the corporations other than the last corporation in such chain owns stock possessing at least 50% of the voting power in one of the other corporations in such chain.

(d) "Formula Value Stock" means shares of a class or classes of stock the value of which is derived from a formula established by the Committee which reflects such financial measures as the Committee shall determine. Such shares shall have such other characteristics as shall be determined at time of their authorization.





LAW2:8011                                                             -31-
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